Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 471,520,000
Previously Paid Amount	0
Total Fee Amount	72,189.71
Total Offset Amount	0
Net Fee	$ 72,189.71